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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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ULTIMATE ELECTRONICS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement)

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Ultimate Electronics, Inc.
321 West 84th Avenue, Suite A
Thornton, Colorado 80260

Dear Stockholders:

        On behalf of the Board of Directors and Management of Ultimate Electronics, Inc., I urge you to consider carefully and to approve the proposals described in the attached proxy materials, specifically the proposed amendment to the Amended and Restated 2000 Equity Incentive Plan (the "2000 Plan"), which I discuss below.

        During fiscal 2002, we opened ten new stores, including stores in St. Louis and Oklahoma City, which are two new markets for Ultimate Electronics. We increased our total sales by 20% to $580 million, expanded our distribution center in Thornton, Colorado, and successfully implemented a new warehouse management system. Our accomplishments in fiscal 2002 could not have been achieved without the efforts of our talented key employees and dedicated management.

        Our expansion plans call for ten to twelve new stores in each of the next three years. We plan to enter the Dallas/Fort Worth market with eight to ten stores in fiscal 2003. We also plan to complete the implementation of our new management information system within the next year. As we continue to grow and expand, we need to attract and retain the best available employee talent and encourage and support the highest levels of employee performance. We compete for this pool of employee talent with other growth retailers and consumer electronics companies. As we have entered new markets and achieved market recognition for the quality of our personnel, our competitors are targeting our key employees. A number of our competitors offer compensation programs that include stock options. We believe that properly designed and administrated stock option plans align the employee's interests with those of the stockholders because they are intended to motivate employees to work in ways that increase the value of a company's common stock. In addition, because stock options typically become exercisable in periodic installments over a number of years of continued service, they provide employees with an incentive to continue to provide services to Ultimate Electronics.

        As of May 10, 2002, under our 2000 Plan, options to purchase 359,250 shares of common stock had been granted and a total of 140,750 shares of common stock were available for grant. The number of shares available for grants currently increases by 100,000 shares at the beginning of each fiscal year. We have historically been conservative with grants of stock options, limiting options to less than one-third of the average of other growth retailers and consumer electronics companies. In light of our expansion plans and increased competition for key employees, our Board of Directors believes that our current plan will not be sufficient to meet our anticipated needs. To ensure that we will continue to have a reasonable number of shares available for future stock option grants, our Board of Directors has adopted an amendment to the 2000 Plan, subject to stockholder approval, to increase the total number of shares of common stock authorized for issuance under the 2000 Plan by 1,750,000 shares and eliminate the provision for automatic annual increases currently in place. We are now seeking stockholder approval of this amendment.

        Our Board of Directors has concluded that the proposed amendment to the 2000 Plan is in our best interests and in the best interests of our stockholders. I urge you to consider carefully the attached proposals and related information in the accompanying proxy materials. In order to ensure that your vote is represented, please indicate your decision on the enclosed proxy card, date and sign it, and return it in the enclosed envelope. A prompt response would be appreciated. If you decide to attend the Annual Meeting of Stockholders, you may revoke your proxy and vote in person.

                      Sincerely,

                      William J. Pearse
                       Chairman of the Board

Ultimate Electronics, Inc.
321 West 84th Avenue, Suite A
Thornton, Colorado 80260

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 18, 2002

TO THE STOCKHOLDERS OF ULTIMATE ELECTRONICS, INC.:

        NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders of Ultimate Electronics, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, June 18, 2002, at 8:30 a.m., Mountain Daylight Time, at the Company's corporate office, 321 West 84th Avenue, Suite A, Thornton, Colorado. At the meeting, stockholders will be asked to consider and vote upon:

  1.
  The election of three persons to serve as Class II directors of the Company to hold office until their terms expire in 2005 or until their respective successors are elected;

  2.
  The amendment of the Company's Amended and Restated 2000 Equity Incentive Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan to 2,950,000 shares and to eliminate the automatic annual increase provision currently in place;

  3.
  The ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the current fiscal year; and

  4.
  Any other business as may properly come before the meeting or any postponements or adjournments thereof.

        This Notice, the accompanying Proxy Statement and proxy card are first being sent to stockholders of the Company on or about May 21, 2002.

                      By order of the Board of Directors,

                      Alan E. Kessock,
                       Secretary

Thornton, Colorado
May 15, 2002

To assure your representation at the Annual Meeting, please sign, date, and return your proxy card in the enclosed envelope, whether or not you expect to attend in person. Stockholders who attend the meeting may revoke their proxies and vote in person.

Ultimate Electronics, Inc.
321 West 84th Avenue, Suite A
Thornton, Colorado 80260

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
JUNE 18, 2002

GENERAL INFORMATION

        This Proxy Statement and the accompanying proxy card are being furnished to the stockholders of Ultimate Electronics, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies to be voted at the 2002 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Tuesday, June 18, 2002, at 8:30 a.m., Mountain Daylight Time, at the Company's corporate office, 321 West 84th Avenue, Suite A, Thornton, Colorado, and at any adjournment or postponement thereof. This Proxy Statement and the accompanying proxy card are first being mailed to the holders of record of the Company's Common Stock, par value $.01 per share, (the "Common Stock"), on or about May 21, 2002.

Purposes of the Annual Meeting

        At the Annual Meeting, holders of record of the Company's Common Stock will be asked to consider and vote upon the following matters:

  1.
  The election of three persons to serve as Class II directors of the Company to hold office until their terms expire in 2005 or until their respective successors are elected;

  2.
  The amendment of the Company's Amended and Restated 2000 Equity Incentive Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan to 2,950,000 shares and to eliminate the automatic annual increase provision currently in place;

  3.
  The ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the current year; and

  4.
  Any other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

Record Date; Quorum; Vote Required

        The Board has fixed the close of business on May 10, 2002 (the "Record Date) as the Record Date for determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 14,418,644 shares of Common Stock were issued, outstanding and entitled to vote. The presence, either in person or by properly executed proxy, of the holders of not less than one-third of the outstanding shares of Common Stock as of the Record Date is necessary to constitute a quorum for the conduct of business at the Annual Meeting. Each share of Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each proposal that may properly come before the Annual Meeting. Directors are elected by a plurality of the votes of the shares of Common Stock entitled to vote on the election and present, in person or by properly executed proxy, at the Annual Meeting. The affirmative vote of a majority of the shares of Common Stock entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting is required for each of the approval of the amendment to the Amended and Restated 2000 Equity Incentive Plan, as set forth in Proposal Two, and the ratification of the appointment of the independent auditors, as set forth in Proposal Three. There is no cumulative voting in the election of directors.

Proxies

        All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted FOR the approval of the election of the three nominees as directors of the Company, FOR the approval of the amendment to the Amended and Restated 2000 Equity Incentive Plan and FOR the ratification of the appointment of Ernst & Young LLP.

        Abstentions may be specified on all proposals (but not on the election of directors) and will be counted as shares present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast on proposals presented to stockholders. Withheld votes will also be counted as shares present and entitled to vote for purposes of determining the presence of a quorum and in tabulating the votes for the election of the three nominees as directors. Consequently, abstentions and withheld votes will each have the same effect as a negative vote.

        Broker non-votes will be counted as shares present for purposes of determining the presence of a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner has transmitted the proxy materials to the beneficial owner and votes on certain routine, uncontested proposals without instructions from the beneficial owner on one proposal, but does not vote on other proposals because the nominee does not have discretionary voting power with respect to non-routine proposals and has not received instructions from the beneficial owner. With respect to the approval of Proposals Two and Three, broker non-votes will not be counted in tabulating the vote because they are not considered entitled to vote on those proposals.

        Any proxy may be revoked at any time before it is voted by (i) written notice to the Secretary of the Company, (ii) receipt of a proxy properly signed and dated subsequent to an earlier proxy, or (iii) request in person at the Annual Meeting. If not revoked, the shares of Common Stock represented by a properly executed proxy will be voted according to the proxy. The persons named in the proxies will have discretionary authority to vote all proxies with respect to additional matters that are properly presented for action at the Annual Meeting.

        The Board of Directors is soliciting the enclosed proxy on behalf of the Company. The cost of the solicitation shall be borne by the Company. In addition to solicitation by mail, the officers, directors and employees of the Company may solicit proxies in person or by telephone, electronic mail or facsimile transmission. Although no compensation will be paid for such solicitation of proxies, the Company may also request banks and brokers to solicit their customers who have a beneficial ownership interest in the Company's Common Stock, registered in the names of nominees. The Company will reimburse such banks and brokers for their reasonable out-of-pocket expenses. In addition, the Company will also bear the entire cost of the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders.

        The Company's Annual Report to Stockholders containing the Company's financial statements for the fiscal year ended January 31, 2002 is being mailed to the Stockholders with this Proxy Statement. The Annual Report does not constitute a part of the proxy materials.

PROPOSAL 1—ELECTION OF DIRECTORS

        The Board has nominated for election at the Annual Meeting David J. Workman, Randall F. Bellows and Larry D. Strutton to serve as Class II directors of the Company until their terms expire in 2005 or until their respective successors are elected. Messrs. Workman, Bellows and Strutton have each consented to being named as a nominee. Each of the nominees is currently a director of the Company. Biographical information regarding each nominee is set forth below. Directors are elected by a plurality of the votes of the shares entitled to vote in the election and, present, in person or by proxy, at the Annual Meeting.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE
THREE NOMINEES TO SERVE AS CLASS II DIRECTORS

        It is anticipated that proxies will be voted FOR the nominees and the Board has no reason to believe that either nominee will not continue to be a candidate or will not be able to serve as a director if elected. In the event that any nominee named below is unable to serve as a director, the proxy holders named in the proxies will vote for the election of such substitute or additional nominees as the Board may propose.

Nominees and Members of the Board of Directors

        The Board is divided into three classes, each class consisting as nearly as possible of one-third of the total number of directors. Directors hold office for staggered terms of three years or until their successors have been duly elected and qualified. Directors in one of the three classes are elected each year at the annual meeting of stockholders to succeed the directors whose terms are expiring. The Class I directors, whose terms will expire at the 2004 Annual Meeting, are Alan E. Kessock and Robert W. Beale. The Class III directors, whose terms expire at the 2003 Annual Meeting, are William J. Pearse and J. Edward McEntire. The Class II directors, who are standing for re-election at the 2002 Annual Meeting, are David J. Workman, Randall F. Bellows and Larry D. Strutton. The Board appointed Mr. Strutton to a newly created directorship on March 12, 2001 in accordance with Delaware law and the Company's Amended and Restated Certificate of Incorporation and Bylaws and to comply with the Nasdaq requirement for independent directors. Vacancies on the Board may be filled by the affirmative vote of a majority of the remaining directors then in office. A director elected to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the full term of the new directorship or of the remainder of the term of the class of directors in which the vacancy occurred.

Directors and Executive Officers

        The Company's directors and executive officers are as follows:

Name	Age	Position	Served as Officer or Director Since	Class/Year in Which Term Expires
William J. Pearse	60	Chairman of the Board and Founder	1968	Class III/2003
J. Edward McEntire	58	Chief Executive Officer and Director	1993	Class III/2003
David J. Workman	45	President, Chief Operating Officer and Director	1985	Class II/2002
Alan E. Kessock	42	Senior Vice President of Finance and Administration, Chief Financial Officer, Secretary, Treasurer and Director	1988	Class I/2004
Neal A. Bobrick	41	Senior Vice President of Sales and Store Operations	1992	not applicable
Robert W. Beale	65	Director	1993	Class I/2004
Randall F. Bellows	73	Director	1995	Class II/2002
Larry D. Strutton	61	Director	2001	Class II/2002

        All executive officers hold office at the discretion of the Board.

Biographical Information

        William J. Pearse.    Mr. Pearse is Chairman of the Board and has been an officer and director of the Company since he founded Ultimate Electronics with his wife, Barbara, in 1968. From 1968 to 1992, Mr. Pearse was our President and Chief Executive Officer, and from 1992 to 1997, he served as our Chief Executive Officer. Mr. Pearse is a founding member and former president of the Progressive Retailers' Organization.

        J. Edward McEntire.    Mr. McEntire was promoted to Chief Executive Officer of the Company and elected a director in August of 1997. Mr. McEntire had previously held the position of Vice President of Operations for the Company since February 1995. He was also a non-employee director of the Company from August 1993 to January 31, 1995. From 1993 to January 31, 1995, Mr. McEntire operated JEM Enterprises, a private investing and consulting firm. From 1991 until 1993, he was the President of the Regulatory Products Division of IHS Group, an information publishing company. From 1989 until 1991, Mr. McEntire was the Executive Vice President of Investor Services and, from 1981 until 1988, was the Group Vice President of Standard & Poor's Corporation.

        David J. Workman.    Mr. Workman is the Company's President and Chief Operating Officer. He has been a director since April 1993. He was promoted to Executive Vice President and General Manager in 1991 and then to President and Chief Operating Officer in 1992. From 1985 until 1991, Mr. Workman worked with the Company as Vice President of Sales and Store Operations. He joined the Company in 1979 as a sales associate and was promoted to store manager in 1982. Mr. Workman was part owner of Dakota Sight and Sound from 1976 until 1979.

        Alan E. Kessock.    Mr. Kessock is the Company's Senior Vice President of Finance and Administration, Chief Financial Officer, Secretary and Treasurer and a director. Mr. Kessock has been the Company's Senior Vice President of Finance and Administration since August 1999, its Chief Financial

Officer since 1988 and the Company's Secretary and Treasurer and a director since 1993. Mr. Kessock was the Company's Vice President of Finance and Administration from 1988 to 1999, and joined the Company in 1985 as Controller. From 1981 through 1985, Mr. Kessock worked two years with the accounting firm of KPMG Peat Marwick and two years with American Home Video Corporation.

        Neal A. Bobrick.    Mr. Bobrick is the Company's Senior Vice President of Sales and Store Operations. He was Vice President of Sales and Store Operations from 1992 to 1999. Mr. Bobrick joined the Company in 1981 as a sales associate and was promoted to store manager in 1984. He was made Director of Sales in 1989. Mr. Bobrick has worked in the consumer electronics industry since 1979.

        Robert W. Beale.    Mr. Beale has been a director of the Company since April 1993 and is the President of Beale International, a management consulting firm specializing in mid-sized businesses. Mr. Beale was formerly the Chief Executive Officer and founder of Management Design Associates, a national management consulting firm. He was also an employee of IBM in the marketing division, and a consultant on the staff of Deloitte & Touche.

        Randall F. Bellows.    Mr. Bellows became a director of the Company in January 1995. Mr. Bellows was a co-founder of Cobe Laboratories, Inc. in 1965. He served as an Executive Vice President of Cobe Laboratories from 1965 until its acquisition by Gambro A.B. in 1990 and as a director until 1995. Since 1992, Mr. Bellows has also served as a director of Scimed Life Systems, Inc, which was acquired by Boston Scientific Corp. in February 1996. Mr. Bellows served as a director of Boston Scientific Corp. from 1996 until May 1999.

        Larry D. Strutton.    Mr. Strutton became a director of the Company in March 2001. Mr. Strutton was the Publisher and Chief Executive Officer of the Rocky Mountain News from 1990 until his retirement in 2001. He also served as President of the Rocky Mountain News from 1990 to 1997. Prior to joining the Rocky Mountain News in 1990, Mr. Strutton held various executive positions with the Baltimore Sun, Times-Mirror and Detroit Free Press.

Board Committees and Meetings

        The Board held four meetings during the fiscal year ended January 31, 2002. Each of the directors attended at least 75% of the Board meetings held during the fiscal year and at least 75% of the meetings of each committee on which he served. The Board has an Audit Committee and a Compensation Committee but does not have a Nominating Committee or any committee performing a similar function.

        Audit Committee.    The Audit Committee held one formal meeting during the fiscal year ended January 31, 2002. In addition to this meeting, the Audit Committee meets periodically with representatives of the Company's independent auditors to review the general scope of audit coverage, including consideration of the Company's accounting practices and procedures and system of internal accounting controls, and to report to the Board with respect thereto. The Audit Committee also recommends to the Board the appointment of the Company's independent auditors. The current members of the Audit Committee are Messrs. Beale, Bellows and Strutton.

        Compensation Committee.    The Compensation Committee held one meeting during the fiscal year ended January 31, 2002. The Compensation Committee administers and grants awards under the Amended and Restated 2000 Equity Incentive Plan to executive officers. It also makes recommendations to the Board concerning the annual salaries for senior management. The current members of the Compensation Committee are Messrs. Beale, Bellows and Strutton.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

        The current members of the Board's Compensation Committee are Messrs. Beale, Bellows and Strutton. No member of the Compensation Committee was, during the last fiscal year, an officer or employee of Ultimate Electronics, or was formerly an officer of Ultimate Electronics or had a disclosable relationship with the Company.

Compensation of Directors

        The Company has adopted compensation and incentive benefit plans to enhance its ability to continue to attract, retain and motivate qualified persons to serve as non-employee directors. The Company pays its non-employee directors $8,000 per year and reimburses each non-employee director for reasonable expenses incurred in attending board meetings. Under the Company's Amended and Restated 2000 Equity Incentive Plan, each non-employee director receives an initial grant of a non-statutory stock option ("NSO") to purchase 4,000 shares of Common Stock upon appointment and an annual automatic grant of an NSO to purchase 4,000 shares of Common Stock for his Board service. NSO's issued to non-employee directors under the Amended and Restated 2000 Equity Incentive Plan vest in their entirety and become exercisable one year from the date of grant.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and persons who beneficially own greater than ten percent of a registered class of the Company's equity securities to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports filed.

        Based solely upon its review of copies of the Forms 3, 4 and 5 filed with the SEC and amendments thereto submitted to it during the most recent fiscal year, and upon written representations from its directors and officers, the Company has determined that no persons failed to file such forms on a timely basis with the Commission, as required by Section 16(a), during the most recent fiscal year or prior fiscal years.

EXECUTIVE COMPENSATION

        The following table sets forth the compensation paid by the Company to its Chief Executive Officer and its four most highly compensated executive officers, other than its Chief Executive Officer, whose salary and bonus exceeded $100,000 for services rendered for the fiscal years ended January 31, 2002, 2001 and 2000.

Summary Compensation Table

		Annual Compensation		Long-term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Securities Underlying Options (#)
William J. Pearse Chairman of the Board	2002 2001 2000	275,000 275,000 275,000	— 133,363 455,103	5,000 — —
J. Edward McEntire Chief Executive Officer	2002 2001 2000	350,000 325,000 325,000	— 143,005 494,486	15,000 30,000 —
David J. Workman President and Chief Operating Officer	2002 2001 2000	350,000 325,000 300,000	— 143,005 474,795	15,000 — —
Alan E. Kessock Senior Vice President of Finance and Administration, Chief Financial Officer, Treasurer and Secretary	2002 2001 2000	205,000 190,000 180,000	— 116,971 380,274	10,000 — —
Neal A. Bobrick Senior Vice President of Sales and Store Operations	2002 2001 2000	205,000 190,000 180,000	— 116,971 380,274	10,000 — —

(1)
Amounts reflect bonuses paid under the Company's bonus plans.

Share Option Grants

        The following table contains further information concerning the share option grants made to our chief executive officer and the four other most highly compensated executives of Ultimate Electronics during the fiscal year ended January 31, 2002.

        Amounts shown as potential realizable values are based on compounded annual rates of share price appreciation of five and ten percent over the ten-year or five-year term of the options, as mandated by rules of the SEC, and are not indicative of expected share price performance. Actual gains, if any, on stock option exercises are dependent on future performance of the overall market, as well as the option holders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved or may be exceeded. The indicated amounts are net of the option exercise price but before taxes that may be payable upon exercise.

Option Grants in the Last Fiscal Year

	Individual Grants
					Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)
	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year (%)
			Exercise or Base Price ($/share)
Name				Expiration Date
					5%	10%
William J. Pearse	5,000	2.73	31.0000	2/5/2006	33,403	71,936
J. Edward McEntire	15,000	8.19	28.1875	2/5/2011	265,905	673,854
David J. Workman	15,000	8.19	28.1875	2/5/2011	265,905	673,854
Alan E. Kessock	10,000	5.46	28.1875	2/5/2011	177,270	449,236
Neal A. Bobrick	10,000	5.46	28.1875	2/5/2011	177,270	449,236

Option Exercises and Holdings

        The following table sets forth information concerning option exercises by the named executive officers during the fiscal year ended January 31, 2002 and outstanding options held by the named executive officers as of January 31, 2002.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

Name	Number of Securities Underlying Options Exercised (#)	Value Realized ($)	Number of Shares Underlying Unexercised Options at Fiscal Year End (#) Exercisable/Unexercisable	Value of Unexercised In- the-Money Options at Fiscal Year End ($) Exercisable/Unexercisable (1)
William J. Pearse	22,500	631,688	0/ 5,000	0/0
J. Edward McEntire	70,000	1,671,451	115,023/36,977	2,785,179/265,193
David J. Workman	6,000	107,729	14,847/17,879	379,044/ 85,395
Alan E. Kessock	28,025	685,497	30,000/11,975	765,900/ 58,372
Neal A. Bobrick	30,000	771,900	60,864/11,975	1,569,435/ 58,372

(1)
Based on the difference between the option exercise prices (ranging from $2.75 to $31.00) and the closing sale price of the Company's common stock at January 31, 2002 of $28.91 per share.

Employment Agreements

        The Company currently has no employment agreements with any of its officers or employees. In June 1997, however, the Company entered into agreements (each an "Agreement") with each of William J. Pearse, J. Edward McEntire, David J. Workman, Alan E. Kessock and Neal A. Bobrick that establish the terms of the employment of such individuals with the Company in the event of a change in control of the Company, as defined in the Agreements. In the event of any such change in control, or the termination of any such executive's employment in anticipation of a change in control, each executive would, pursuant to the terms of his Agreement, have the right to remain employed by the Company for a period of three years from the date of the change in control, at a level of responsibility and compensation commensurate with his individual responsibilities and compensation in place prior to the change in control. If an executive's employment following a change in control is terminated by the Company for any reason other than cause (as defined in the Agreements) or disability, or the executive terminates his employment because the Company has violated the provision of its Agreement with such executive or because of certain other specified events, the Company is obligated to pay the executive in a cash lump sum, within five days following such termination, all salary and deferred or accrued compensation due the executive, a prorated annual bonus for the portion of the fiscal year for which the executive was employed and two additional years' salary and annual bonus, with the bonus to be based upon the higher of the preceding years' bonus and the annualized bonus for the year in which termination occurs. In the event of any such termination, all options and restricted stock held by the executive also vest in full, and all options remain exercisable for a period of twelve months following termination.

        Four of our executive officers, J. Edward McEntire, David J. Workman, Alan E. Kessock and Neal A. Bobrick, have each also entered into confidentiality and non-compete agreements with the Company. Each agreement provides that none of Messrs. McEntire, Workman, Kessock or Bobrick, as the case may be, will work for any competitor in particular geographic areas for one year after he voluntarily leaves, or is terminated for cause by, Ultimate Electronics. The agreements provide that if the executive breaches the terms of the non-compete provisions, the Company will have the right (i) to repurchase at the option exercise price any shares purchased by the executive upon exercise of options within the twelve-month period immediately preceding the breach, or (ii) if the executive no longer holds such shares, to receive from the executive a payment of that amount per share equal to the price at which he sold the shares minus the exercise price of the underlying option.

Board Compensation Committee Report on Executive Compensation

        The Compensation Committee of the Board administers the Company's executive compensation program. Robert Beale, Randall Bellows and Larry Strutton, the Compensation Committee's members for the fiscal year ended January 31, 2002, are non-employee directors. The Compensation Committee recommends the compensation of all executive officers of the Company to the Board. In reviewing the compensation of individual executive officers other than the Chief Executive Officer, the Compensation Committee takes under consideration the recommendations of Chief Executive Officer, published compensation surveys and current market conditions.

        Compensation Programs.    The Company's compensation programs are aimed at enabling it to attract and retain the best possible executive talent and rewarding those executives commensurate with their ability and performance. The Company's compensation programs consist primarily of base salary, a bonus plan and an employee stock option plan.

        Base salary.    Base salaries for executive officers are determined in the same manner as that of other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual's position in relation to similar positions in other retail companies. Individual salaries were again this year determined by considering (i) the officer's performance as measured against objectives set for such officer for the year and (ii) the Company's performance as measured against certain corporate objectives, such as increases in comparable store sales that exceed increases experienced by competitors, meeting or exceeding budget and overall profitability of the Company as compared to peers in the industry.

        Bonus Plan.    Under the Company's bonus plan, its executive officers may be awarded bonuses from an annual bonus pool, quarterly performance bonuses and discretionary bonuses determined by the Board. The parameters under the annual bonus pool are changed from year to year at the discretion of the Board. In fiscal 2002, the annual bonus pool was equal to 12.25% of pretax earnings, prior to any bonus accrual, in excess of $26,500,000 up to $31,200,000, plus 14% of pretax earnings, prior to any bonus accrual, in excess of $31,200,000. Pursuant to the Company's fiscal 2002 annual bonus plan, pretax earnings prior to any bonus accrual did not exceed $26,500,000 and, as a result, no automatic annual bonuses were paid to the Company's executives.

        Long-Term Incentive Compensation.    The Company's executive compensation program also includes long-term incentives, which currently is limited to the granting of stock options. In fiscal 2002, the Committee granted an aggregate of 183,000 stock options to selected individuals employed by the company. Of those granted, 15,000 each were to J. Edward McEntire and David J. Workman, 10,000 each were to Alan E. Kessock and Neal A. Bobrick and 5,000 were to William J. Pearse.

        Chief Executive Officer Compensation.    The compensation package of J. Edward McEntire, the Company's chief executive officer, was determined in accordance with the principles described above. In fiscal 2002, Mr. McEntire received a base salary of $350,000 and no bonus compensation. The Compensation Committee also approved grants of options to purchase 15,000 shares of our common stock to Mr. McEntire in fiscal 2002. In addition, Mr. McEntire received a car allowance and benefits generally available to Company employees in fiscal 2002. The Compensation Committee approved Mr. McEntire's total compensation based on the following factors, which are listed in the order of importance to the Compensation Committee: (1) improvement in the financial performance of the Company and (2) the Company's comparative performance with other companies in its industry.

                      Ultimate Electronics, Inc. Compensation Committee
                      Robert W. Beale
                      Randall F. Bellows
                      Larry D. Strutton

Audit Committee Report

        In accordance with its written charter, the Audit Committee assists the Board in fulfilling its responsibility for the oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee met once during fiscal 2002. In addition to this meeting, the Audit Committee reviewed and discussed the interim financial information contained in each quarterly earnings announcement and the audited financial statements for 2002 with the Company's Chairman of the Board, Chief Executive Officer, Chief Operating Officer and Chief Financial Officer. The Audit Committee has adopted a written charter.

        The Audit Committee has also reviewed and discussed the interim financial information contained in each quarterly earnings announcement and the audited financial statements for 2002 with Ernst & Young LLP, the Company's independent auditors. The Audit Committee discussed with Ernst & Young LLP matters required to be discussed by the Statements on Auditing Standards No. 61, Communication with Audit Committees, and No. 90, Audit Committee Communications, each as may be modified or supplemented, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, and has discussed with Ernst & Young LLP the independence of such auditors. The Audit Committee considered whether the auditor's provision for non-audit service is compatible with independence and concluded that the services rendered to the Company by its auditors are compatible with maintaining the principal accountant's independence.

        The members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, as may be modified or supplemented.

        Based on the above-referenced review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2002 and that Ernst & Young LLP be selected as the Company's independent auditors for the fiscal year ending January 31, 2003.

                      Audit Committee of Ultimate Electronics, Inc.
                      Robert W. Beale
                      Randall F. Bellows
                      Larry D. Strutton

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information about the shares of our Common Stock that may be issued upon the exercise of options under all of our existing equity compensation plans as of January 31, 2002, including the Original Employee Plan, Directors' Plan, 1997 Equity Incentive Plan, Amended and Restated 2000 Equity Incentive Plan, and the Employee Stock Purchase Plan. Our stockholders have approved all of these plans. We do not have equity compensation plans that have not received stockholder approval.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options (#)	(b) Weighted- average exercise price of outstanding options ($)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)		(d) Total securities reflected in columns (a) and (c) (#)
Equity compensation plans approved by security holders:
Original Employee Plan	68,718	2.98	—		68,718
Directors' Plan	12,000	9.39	—		12,000
1997 Equity Incentive Plan	345,196	7.99	—		345,196
Amended and Restated 2000 Equity Incentive Plan	33,751	27.15	963,750	(1)	1,197,501
Employee Stock Purchase Plan	—	—	1,910,265	(2)	1,910,265
Equity compensation plans not approved by security holders	—	—	—		—

Total	659,665	—	2,874,015		3,533,680

(1)
Of the 963,750 available for future issuance at January 31, 2002, only 163,750 were authorized for issuance at January 31, 2002.

(2)
Of the 1,910,265 available for future issuance at January 31, 2002, only 310,265 were authorized for issuance at January 31, 2002.

Performance Graph

        The following graph provides a comparison of the cumulative total return for the Nasdaq U.S. Stock Market Index, the Nasdaq Retail Trade Stocks Index and the Company since January 31, 1997.

  •
  $100 invested January 31, 1997 in the Company's Common Stock or in the index indicated, including reinvestment of dividends.

        Corresponding index values and Common Stock price values are given below. The dates in such table are used because they correspond with the last trading day of the Company's fiscal years.

Last Trading Day of Fiscal Year Ended	Ultimate Electronics, Inc. Index	Nasdaq U.S. Stock Market Index	Nasdaq Retail Trade Stocks Index	Ultimate Electronics, Inc. Closing Stock Price
January 31, 1997	100.00	100.00	100.00	3.00
January 31, 1998	110.33	118.03	116.68	3.31
January 31, 1999	302.00	184.63	142.67	9.06
January 31, 2000	579.17	283.21	119.02	17.38
January 31, 2001	1,041.67	202.45	90.14	31.25
January 31, 2002	963.67	142.02	106.48	28.91

PRINCIPAL STOCKHOLDERS

        The following table sets forth information regarding beneficial ownership of Ultimate Electronics" common stock and stock options exercisable within 60 days of May 10, 2002 held by (i) each person or group of persons known by the Company to own beneficially five percent (5%) or more of the outstanding shares of common stock, (ii) each director of the Company, (iii) each executive officer named in the Summary Compensation Table and (iv) all executive officers and directors of the Company as a group. All information is taken from or based upon ownership filings made by such persons with the Commission or upon information provided by such persons to the Company. Unless otherwise indicated, the stockholders listed below have sole voting and investment power with respect to the shares reported as owned.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (#)	Percent of Class (%)
William J. Pearse (2)	1,794,656	12.5%
Various Pearse family trusts (3)	906,810	6.3%
J. Edward McEntire (4)	173,280	1.2%
David J. Workman (4)(5)	99,344	*
Alan E. Kessock (4)	41,323	*
Neal A. Bobrick (4)(5)	80,069	*
Robert W. Beale (4)	26,000	*
Randall F. Bellows (4)	24,000	*
Larry D. Strutton (4)	4,000	*
All directors and executive officers as a group (8 persons) (6)	2,242,672	15.6%
Stockholders
T. Rowe Price Associates, Inc. (7)	1,187,100	8.2%
Wellington Management Company, LLP (8)	788,500	5.5%

*
Indicates less than 1%.

(1)
The address of each of such persons, unless otherwise noted, is c/o Ultimate Electronics, Inc., 321 West 84th Avenue, Suite A, Thornton, Colorado 80260. The percentage of shares owned is based on 14,418,644 shares outstanding as of May 10, 2002. In presenting share beneficially owned and in calculating each holder's percentage ownership, only options exercisable by such person within 60 days of May 10, 2002 and not options exercisable by any other person are deemed outstanding.

(2)
Includes 1,666 shares underlying stock options exercisable within 60 days. Mr. Pearse holds these shares with his wife, Barbara A. Pearse, as tenants in common.

(3)
Mr. Thomas Hoffman, SKB Business Services, 6530 South Yosemite, Greenwood Village, Colorado 80111, is the trustee of the various family trusts with sole voting and dispositive power over the shares held in the trusts.

(4)
Includes shares underlying options exercisable within 60 days as follows: McEntire (131,999 shares), Workman (22,725 shares), Kessock (35,308 shares), Bobrick (66,172 shares), Beale (26,000 shares), Bellows (14,000 shares), and Strutton (4,000 shares).

(5)
Includes shares held in 401(k) accounts as follows: Workman (2,729 shares) and Bobrick (736 shares).

(6)
Includes 301,870 shares underlying options exercisable within 60 days.

(7)
Based on information reported by T. Rowe Price Associates, Inc. in its Schedule 13G filed with the Commission on February 14, 2002. The address for T. Rowe Price Associates, Inc is 100 E. Pratt Street, Baltimore, Maryland 21202.

(8)
Based on information reported by Wellington Management Company, LLP in its Schedule 13G filed with the Commission on February 12, 2002. The address for Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts, 02109.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We entered into a lease agreement with William J. and Barbara A. Pearse (the "Lessors") on April 1, 1989 for the lease of our store in Colorado Springs, Colorado. The Lessors' interest was subsequently transferred to Pearse Investment Company, L.L.L.P., an entity controlled by the Lessors. We have extended the term of the lease to July 1, 2005, and the lease can be cancelled by us with nine months notice to the landlord. We paid $125,400 in lease payments during fiscal 2002 for the property. In addition, we are responsible for all real property taxes and insurance premiums on the property.

        We entered into a lease agreement with the Lessors on October 13, 1989 for the lease of our store in Fort Collins, Colorado. The Lessors' interest was subsequently transferred to Pearse Investment Company, L.L.L.P., an entity controlled by the Lessors. The lease is for a term of 15 years, commencing on April 1, 1990, at an annual base rent of $120,000. Effective April 1, 1992, the rent increases annually at a rate equal to the lesser of (i) $6,000 or (ii) an amount based upon the increase, if any, over the prior year in the Denver Consumer Price Index. We paid $158,177 in lease payments during fiscal 2002 for the property. We are also responsible for all real property taxes and insurance premiums on the property.

        During the fiscal year ended January 31, 2001, we purchased land and constructed a retail building in a new location in Colorado Springs, Colorado. The new store opened in November 2000. In February 2001, we sold the land and the building to Pearse Investment Company, L.L.L.P., an entity controlled by the Lessors, for $4.5 million and at no gain or loss to us. We also entered into a lease for a term of 15 years at an annual base rent of $427,500. Effective March 1, 2006 and March 1, 2011, the annual base rent increases to $470,265 and $517,272, respectively. We paid $393,147 in lease payments during fiscal 2002. We are responsible for all real property taxes and insurance premiums on the property. The disinterested directors of our board approved this sale and leaseback transaction.

        Although we did not obtain independent appraisals in connection with these transactions, we believe that the terms of all of the foregoing transactions were better for our company than the terms that we would have obtained with independent third parties. All future transactions with the Lessors or any other affiliate of our company will be subject to the approval of our disinterested directors and will be on terms believed by such directors to be no less favorable to us than those available from unaffiliated third parties.

        We employ William J. Pearse III, the son of William J. and Barbara A. Pearse, as Vice President of Marketing. In fiscal 2002, we paid him a salary and bonus of $129,615. We employ Daniel N. Workman, the brother of David J. Workman, as a Regional Sales Manager. In fiscal 2002, we paid him a salary and bonus of $129,888.

PROPOSAL 2—AMENDMENT OF THE AMENDED AND RESTATED
2000 EQUITY INCENTIVE PLAN

        The Board of Directors has approved an amendment to Section 4.1 of the Amended and Restated 2000 Equity Incentive Plan (the "2000 Plan") subject to stockholder approval. The Company is proposing to amend the 2000 Plan to increase the aggregate number of shares that may be issued under the Plan to 2,950,000 and to eliminate the automatic annual increase provision currently in place. The 2000 Plan initially authorized the issuance of up to 300,000 shares to be awarded to employees, non-employee directors or outside consultants. The 2000 Plan provides for annual increases of 100,000 shares at the beginning of each fiscal year subject to a maximum of 1,200,000 shares. As of May 10, 2002, under our 2000 Plan, options to purchase 359,250 shares of common stock had been granted and a total of 140,750 shares of common stock were available for grant. A copy of the 2000 Plan, as amended, is attached as Annex A.

        The purpose of the 2000 Plan is to attract and retain the best available employee talent and to encourage the highest levels of employee performance to continue to serve the best interests of the Company and its stockholders. Option grants are used as an additional form of employee compensation and to provide employees with an extra incentive to remain in the service of the Company and to work towards the Company's success. As the Company has entered new markets and achieved market recognition for the quality of its personnel, our competition increasingly targets key employees. In order for the Company to achieve its expansion plans and to remain competitive with other consumer electronics retailers and retailers generally, it needs greater flexibility for hiring, retaining, and incentivizing its employees than the 2000 Plan currently provides. For the past three years, the Company has granted options of less than one-third of the average of other growth retailers and consumer electronics companies. The Company is seeking stockholder approval of this amendment to the 2000 Plan so that it may make stock option grants at a level on par with its competitors and to a broader base of employees. All stock option grants or plans will be made on the recommendation of the Company's Chief Executive Officer and approved by the Board of Directors. In light of the Company's expansion plans and increased competition for key employees, the Board of Directors believes that the proposed amendment is necessary.

        If approved, section 4.1 of the 2000 Plan would read as follows:

  4.1
  Number of Shares. 2,950,000 Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Plan Administrator may from time to time deem necessary. The Shares may be divided among the various Plan components, as the Plan Administrator shall determine.

        The approval of the amendment to the 2000 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE
AMENDMENT TO THE AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN

Description of the Amended and Restated 2000 Equity Incentive Plan, As Amended

        Awards.    The 2000 Plan contains the following four equity incentive components: (i) performance share and performance unit awards, (ii) discretionary stock options for employees, directors and consultants, (iii) automatic stock options for non-employee directors, and (iv) restricted stock awards. 2,950,000 SHARES OF COMMON STOCK HAVE BEEN RESERVED FOR ISSUANCE UNDER THE 2000 PLAN.

        Administration.    The Company's Board of Directors, or a committee of the Board, administers the 2000 Plan. Subject to the terms of the 2000 Plan, the Board determines the persons to whom awards are granted and the type, amount and terms of such awards. If a committee is used to approve awards to officers or directors, such committee must be comprised solely of two or more "non-employee directors," as such term or similar term is defined in Rule 16b-3. The Board may also take any action necessary or advisable to obtain an exemption under Rule 16b-3, including but not limited to: (i) seeking stockholder ratification of a particular award or awards or (ii) imposing a six-month holding period between the date of the grant of an option and the disposition (other than the exercise of such option) of either the option or the Common Stock underlying such option.

        Performance Units.    Under the performance units award component of the 2000 Plan, the Board may establish an employee's award, which award will be denominated in either shares of Common Stock ("Performance Shares"), dollars or a combination thereof. In accordance with the 2000 Plan, the Board may establish the maximum and minimum performance targets to be achieved during an applicable time period (a "Performance Cycle"). Performance targets established by the Board relate to corporate, group, unit, or individual performance and may be established in terms of earnings, earnings growth and/or ratio of earnings to equity or assets. Following the conclusion of each Performance Cycle, the Board will then determine the extent to which performance targets have been attained and what, if any, payment is due with respect to an award and whether such payment will be made in cash, shares of Common Stock or some combination. Payment of an award may be made in a lump sum or in installments following the end of the applicable Performance Cycle. The fair market value of performance units (other than performance shares) that may be granted pursuant to the performance units award component of the 2000 Plan to any employee in any plan year may not exceed $100,000, subject to Section 4.3 of the 2000 Plan, no more than 100,000 shares may be issued to any employee in any plan year as performance shares, and no options may be issued pursuant to the 2000 Plan in any plan year for the purchase of more than 100,000 Shares.

        Restricted Stock.    Under the restricted stock award component of the 2000 Plan, the Board may grant one or more awards consisting of shares of Common Stock ("Restricted Stock"). A recipient's right to retain an award of restricted stock shall be subject to such restrictions as may be established by the Board with respect to such award. Restrictions may include continued employment with the Company or the attainment of specified goals and objectives. A recipient has full voting and dividend rights with respect to Restricted Stock from the date of the awards.

        Stock Options.    Under the discretionary stock option component of the 2000 Plan, the Board may grant both incentive stock options ("ISOs") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, and non-statutory options ("NSOs"). Only employees of the Company are eligible to receive ISOs. Non-employee directors, employees and consultants are eligible to receive NSOs. ISOs and NSOs must be granted to employees at an exercise price no less than the fair market value of the Common Stock on the date of the grant, but NSOs may be granted to non-employee directors or consultants at a price that is no less than 85% of the fair market value of the Common Stock on the date of grant if the grant is in lieu of salary or cash bonus. Any option granted under the 2000 Plan must have a term no greater than ten years. The exercise price of an ISO granted to a holder of more than 10% of the Common Stock must be at least 110% of fair market value and the term of such option cannot exceed five years. The Company estimates that there are currently 3,000 employees eligible to participate in the stock option component of the 2000 Plan.

        Options granted under the 2000 Plan vest over the period of time determined by the Board and set forth in the governing stock option agreement.

        The automatic stock option component of the 2000 Plan provides for an annual grant to non-employee directors. On the first day of each fiscal year, each non-employee director is automatically granted a non-qualified stock option to purchase 4,000 shares of Common Stock. The NSOs vest in their entirety and be exercisable one year from the date of grant.

        The exercise price of any options granted under the 2000 Plan may be paid: (i) in cash, (ii) by cashier's check payable to the order of the Company, (iii) by delivery of shares of Common Stock already owned by the holder, the fair market value of which equals the exercise price of the Common Stock to be purchased pursuant to the exercise of the option, (iv) by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company the amount of the exercise price from the proceeds of the sale of the Common Stock underlying the option or (v) by a loan from the Company, a third party or a broker to the optionee in an amount necessary to pay the exercise price.

        Termination of Employment.    If an optionee's employment with the Company is terminated for cause, which is defined to be a gross violation of the Company's established policies and procedures, participation in the 2000 Plan ceases and all options held by such optionee will be cancelled. If an optionee's employment is terminated for any reason other than cause, retirement, disability or death, (i) options that are exercisable on the date of termination will remain exercisable for three months after termination, but in no event beyond term of the option and (ii) any award of Restricted Stock as to which the employment period or other restrictions have not been satisfied shall be forfeited. If a non-employee director's directorship is terminated for any reason other than death or disability, any option held by the optionee, to the extent exercisable, will remain exercisable after termination of his director status for a period of three months, but in no event beyond the term of the option.

        If an optionee's employment is terminated due to death or disability, (i) options, to the extent exercisable, remain exercisable for a period of twelve months following the optionee's death or disability, but in no event will the options be exercisable beyond the term of the option and (ii) all restrictions on Restricted Stock lapse and the Restricted Stock becomes unforfeitable. If a non-employee director's directorship is terminated due to death or disability, options to the extent then exercisable, will remain exercisable for a period of twelve months after the termination of the directorship, but in no event beyond the term of the option.

        If an optionee's employment is terminated in a manner determined by the Board, in its sole discretion, to constitute retirement, (i) options may be exercised by the optionee within three months following his or her retirement if the option is an ISO or within twelve months following his or her retirement if the option is an NSO, but in no event beyond the term of the option.

        Change in Control.    Upon a change in control of the Company, the Board may, in its sole discretion: (i) accelerate the exercise dates of any outstanding options or make such options fully vested and exercisable; (ii) grant a cash bonus award to any optionee in an amount necessary to pay the exercise price of all or any portion of the options then held by such optionee; (iii) pay cash to any or all optionees in exchange for the cancellation of their outstanding options in an amount equal to the difference between the exercise price of such options and the greater of the price offered by a third party for the underlying Common Stock or the fair market value of the Common Stock on the date of cancellation of the option; (iv) make any other adjustments or amendments to the outstanding options; or (v) eliminate all restrictions with respect to restricted stock and deliver shares of Common Stock free of restrictive legends to any Participant. In addition, the Board may provide for payment of outstanding performance units at the maximum award level or any percentage thereof.

        A "change in control" would be deemed to occur when: (i) any person or group other than William J. Pearse acquired directly or indirectly more than 33 1/3% of the Company's voting shares, (ii) 50% or more of the Board members are replaced in a 36-month period, except by persons nominated by the directors holding office at the beginning of such period, or persons nominated by them, (iii) a merger or consolidation occurs, other than a merger or consolidation in which shares of the Company outstanding prior to the merger continue to represent at least 80% of the combined voting power of the voting securities of the Company or the surviving entity outstanding immediately after such merger or consolidation or (iv) a sale of all or substantially all of the Company's assets occurs.

        In the event that the Company is merged or consolidated with another corporation, or if substantially all of the assets or more than 50% of the voting stock of the Company is acquired by any other corporation (other than a sale or conveyance in which the Company continues as a holding company), or in the case of a reorganization (other than a reorganization under the United States Bankruptcy Code) or liquidation of the Company, and if the provisions of the "change in control" section do not apply, the Board, or the board of directors of any corporation assuming the obligations of the Company, will have the power and the discretion to prescribe the terms and conditions for the exercise of, or modification of, any outstanding awards. This includes, but is not limited to, acceleration of the dates of exercise of the options, exchanging or converting such options into options to acquire securities of the surviving or acquiring corporation, cancellation of options in exchange for payment, mandatory exercise prior to the date of the transaction, removal of restrictions on restricted stock and modification of performance requirements for any other awards.

        Transferability.    An optionee is permitted to transfer NSOs to one or more of the optionee's immediate family or a family trust, but only upon the prior written consent of the Board and subject to any conditions imposed by the Board. ISOs are not transferable except in the event of the optionee's death.

        Effectiveness, Termination, Modification and Amendment of the Plan.    The effective date of the 2000 Plan was March 13, 2000. The 2000 Plan shall terminate no later than March 13, 2010. The Board has complete and exclusive authority to terminate, modify or amend the 2000 Plan, provided that any modification or amendment would not have a material adverse effect on the Company's stockholders or optionholders. Stockholder approval is required if the Board determines that either the proposed modification or amendment would have a material adverse effect, stockholder approval is required by law or, based on the advice of the Company's counsel, stockholder approval is otherwise necessary or desirable.

Participation in the 2000 Plan

        The grant of options under the Company's 2000 Plan to employees, including the executive officers named in the Summary Compensation Table, is subject to the discretion of the Board of Directors. Non-employee directors receive automatic option grants of 4,000 shares of Common Stock on the first day of each fiscal year. As of the date of this proxy statement, there have been no determinations by the Board of Directors with respect to future awards under the 2000 Plan. The table below sets forth as to the Company's chief executive officer and four other most highly compensated executive officers, and the other individuals and groups indicated, the number of shares of Common Stock subject to (i) option grants made under the 2000 Plan from inception of the plan through the date of this proxy statement and (ii) future option grants, together with the weighted average exercise price payable per share, and other information for such option grants.

NEW PLAN BENEFITS/PARTICIPATION

Name and Position	Shares Underlying Options Granted from Inception to Date (#)(1)	Average Weighted Exercise Price Per Share ($)	Shares Underlying Future Options to Be Granted (#)(2)	Average Weighted Exercise Price Per Share ($)(2)
William J. Pearse Chief Executive Officer	10,000	30.80	—	—
J. Edward McEntire Chief Executive Officer	53,750	23.58	—	—
David J. Workman President and Chief Operating Officer	28,000	28.02	—	—
Alan E. Kessock Senior Vice President of Finance and Administration, Chief Financial Officer, Secretary and Treasurer	18,500	28.02	—	—
Neal A. Bobrick Senior Vice President of Sales and Store Operations	18,500	28.02	—	—
All current executive officers as a group	128,750	26.38	—	—
All current directors who are not executive officers as a group	24,000	29.03	96,000	—
All employees, including all current officers who are not executive officers, as a group	231,500	28.03	—	—

(1)
Based on the closing price on May 9, 2002, the market value of the Company's Common Stock is $31.58 per share.

(2)
"—" indicates that the number of shares underlying future option grants or the average weighted exercise price per share for such option grants are not determinable.

Federal Income Tax Consequences of the 2000 Plan

        The following is a general summary of the federal income tax consequences that may apply to recipients of the options under the 2000 Plan and the Company. BECAUSE THE APPLICATION OF THE TAX LAWS VARIES ACCORDING TO INDIVIDUAL CIRCUMSTANCES, A PARTICIPANT SHOULD SEEK PROFESSIONAL TAX ADVICE CONCERNING THE TAX CONSEQUENCES OF HIS OR HER PARTICIPATION IN THE 2000 PLAN, INCLUDING THE POTENTIAL APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN TAX LAWS AND ESTATE AND GIFT TAX CONSIDERATIONS.

        Non-Statutory Stock Options.    The tax treatment of NSOs differs significantly from the tax treatment of ISOs. No taxable income is recognized when an NSO is granted but, upon the exercise of an NSO, the difference between the fair market value of the shares underlying the option on the date of exercise (or up to 6 months later if the option is subject to Section 16(b) of the Securities Exchange Act of 1934) and the exercise price is taxable as ordinary income to the recipient and is generally deductible by the Company. The recipient will take the shares with a basis equal to the fair market value on the date of exercise and the holding period for the shares will begin on the day after the date the option is exercised. For long-term capital gain treatment, the shares must be held for more than one year.

        Incentive Stock Options. A participant who is granted an ISO recognizes no taxable income when the ISO is granted. Generally, no income is recognized upon exercise of an ISO for regular income tax purposes, however, income is generally recognized upon the exercise of an ISO for alternative minimum tax ("AMT") purposes (see below). However, a participant who exercises an ISO recognizes taxable gain or loss upon the sale of the shares underlying the option. Any gain or loss recognized on the sale of shares acquired upon exercise of an ISO is taxed as capital gain or loss if the shares have been held for more than one year after the option was exercised and for more than two years after the option was granted. In either event, the Company receives no deduction with respect to the ISO shares. If the participant disposes of the shares before the required holding periods have elapsed (a "disqualifying disposition"), the participant is taxed as though he or she had exercised an NSO, except that the ordinary income on exercise of the option is recognized in the year of the disqualifying disposition and generally is the lesser of the original spread upon exercise or the excess of the amount realized in the sale of the stock over the original option price.

        Alternative Minimum Tax.    The exercise of an ISO may result in tax liability under the AMT. The AMT provides for additional tax equal to the excess, if any, of (a) 26% or 28% after "alternative minimum taxable income" in excess of a certain exception amount, over (b) regular tax for the taxable year. For purposes of calculating alternative minimum taxable income, an ISO is treated as if it were an NSO, so the difference between the fair market value of the shares on the date of exercise and the option price will be deemed as income for this purpose and the taxpayer takes the shares with a basis equal to such fair market value on the date of exercise for subsequent AMT purposes. However, regular tax treatment will apply for AMT purposes if a disqualifying disposition occurs in the same taxable year that options are exercised.

        Withholding.    The Company may withhold any taxes required by federal, state or local law or regulation in connection with any stock option or other award under the 2000 Plan, including, but not limited to, withholding of any portion of any payment or withholding from other compensation payable to the participant, unless such person reimburses the Company for such amount. The Board has recently amended the 2000 Plan in anticipation of new legislation to state that the Company will withhold FICA taxes to the extent any are required by applicable law upon the exercise of an ISO.

        Restricted Stock and Performance Shares.    Grantees of Restricted Stock and Performance Shares do not recognize income at the time of the grant of such awards. However, when shares of Restricted Stock are no longer subject to a substantial risk of forfeiture or when Performance Shares are paid, grantees recognize ordinary income in an amount equal to the fair market value of the stock less, in the case of Restricted Stock, the amount paid, if any, for the stock. Alternatively, the grantee of Restricted Stock may elect to recognize income upon the grant of the stock and not at the time the restrictions lapse. The Company generally is entitled to deduct an amount equal to the income recognized by the grantee at the time the grantee recognizes the income.

        Cash Awards, Dividends, and Dividend Equivalents.    Cash awards, dividends and dividend equivalent payments are taxable as ordinary income when paid. The Company is entitled to deduct the amount of a cash award, dividends on Restricted Stock and dividend equivalent payments when such amounts are taxable to the recipient.

        Change in Control.    If there is an acceleration of the vesting or payment of awards and/or an acceleration of the exercisability of options upon a change in control, all or a portion of the accelerated awards may constitute "Excess Parachute Payments" under Section 280G of the Code. The employee receiving an Excess Parachute Payment incurs an excise tax of 20% of the amount of the payment in excess of the employee's average annual compensation over the five calendar years preceding the year of the change of control and the Company is not entitled to a deduction for such excess amount.

        The foregoing summary of the federal income tax consequences of the 2000 Plan is based on the Company's understanding of present federal tax law and regulations. The summary does not purport to be complete or applicable to every specific situation.

PROPOSAL 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The firm of Ernst & Young LLP served as independent auditors of the Company for the year ended January 31, 2002. Upon recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP to serve for the current fiscal year ending January 31, 2003. The Board of Directors is requesting ratification by the stockholders of Ernst & Young LLP's appointment. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to any questions that might arise.

        In the event this proposal is defeated, the vote will be considered as a direction to the Board of Directors to select other auditors for the next fiscal year. However, because of the difficulty and expense of making any substitution of auditors after the beginning of a fiscal year, Ernst & Young LLP's appointment for the 2003 fiscal year will be permitted to stand unless the Board of Directors finds other reasons for making a change.

        Services to be performed by Ernst & Young LLP for the 2003 fiscal year will include, among other things, audit of annual statements, limited reviews of quarterly financial information and consultation in connection with various financial reporting, accounting and tax matters.

        Ratification of Ernst & Young LLP's appointment requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE
RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

Independent Auditors

        General.    Ernst & Young LLP served as independent auditors for the purpose of auditing the Company's consolidated financial statements for the fiscal year ended January 31, 2002 and will continue to serve as the Company's independent auditors for the fiscal year ending January 31, 2003.

        Audit Fees.    The aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of the Company's annual financial statements for the year ended January 31, 2002, and its review of the financial statements included in the Company's Forms 10-Q for that year, and all other related audit fees were $154,000. Fees for the last annual audit were $112,000 and all other audit related fees were $42,000. Audit related services generally include fees for pension audits, business acquisitions, accounting consultations, and SEC registration statements.

        Financial Information Systems and Implementation Fees.    There were no fees for professional services for financial information systems design or implementation rendered by Ernst & Young LLP to the Company for the fiscal year ended January 31, 2002.

        All Other Fees.    The aggregate fees billed to the Company for all other services rendered by Ernst & Young LLP for the year ended January 31, 2002 were $209,000. These fees related primarily to the preparation and review of the Company's income tax returns, the corporate reorganization that we completed in 2001, and related consultations.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

        Stockholders may submit proposals on matters appropriate for stockholder action at the Company's 2003 Annual Meeting. The Company must receive such proposals not later than January 21, 2003 to be considered for inclusion in the proxy statement and proxy relating to the 2003 Annual Meeting of Stockholders. Any such proposals should be addressed to: Corporate Secretary, Ultimate Electronics, Inc., 321 West 84th Avenue, Suite A, Thornton, Colorado 80260.

        Stockholder proposals for the 2003 Annual Meeting of Stockholders that are submitted to the Company prior to April 5, 2003 may, at the discretion of the Company, be voted on at the 2003 Annual Meeting of Stockholders. All proposals received after April 5, 2003 will be considered untimely.

OTHER MATTERS

        The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons

        Unless contrary instructions are indicated on a proxy, the shares of Common Stock represented by such proxy will be voted "FOR" the described proposals. If other matters are presented properly to the stockholders for action at the Meeting and or postponements or adjournments thereof, then the proxy holders named in the proxy intend to vote in their discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

Annex A

ULTIMATE ELECTRONICS, INC.
AMENDED AND RESTATED
2000 EQUITY INCENTIVE PLAN
(As Amended and Restated at May 9, 2002 Subject to Stockholder Approval)

SECTION 1
INTRODUCTION

        1.1      Establishment.    Ultimate Electronics, Inc., a Delaware corporation (together with its subsidiaries, the "Company"), hereby establishes the 2000 Equity Incentive Plan (the "Plan") for certain key employees, non-employee directors and consultants of the Company.

        1.2      Purposes.    The purposes of the Plan are to provide Participants with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value. The Plan is also designed to attract key employees and to retain and motivate key employees by providing an opportunity for investment in the Company.

SECTION 2
DEFINITIONS

        2.1      Definitions.    The following terms shall have the meanings set forth below:

          (a)  "Award" means a grant made under this Plan in the form of Stock, Options, Restricted Stock, Performance Units or Performance Shares..

          (b)  "Board" means the board of directors of the Company.

          (c)  "Effective Date" means the date of the adoption of the Plan by the Board.

          (d)  "Eligible Employees" means key employees (including, without limitation, officers and directors who are also employees) of the Company whose judgment, initiative and efforts is, or will be, important to the successful conduct of the Company's business.

          (e)  "Fair Market Value" shall be determined in good faith by the Plan Administrator after such consultation with outside legal, accounting and other experts as the Plan Administrator may deem advisable.

          (f)    "Insider" means any person who is a beneficial owner, directly or indirectly, of more than 10% of any equity securities of the Company registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act").

          (g)  "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          (h)  "Non-employee Director" means, at any time, any member of the Board who is not also an employee of the Company.

          (i)    "Non-Insider" means any person who is not an Insider.

          (j)    "Non-Statutory Option" means any Option other than an Incentive Stock Option.

          (k)  "Option" means a right to purchase Stock at a stated price for a specified period of time.

          (l)    "Option Price" means the price at which Shares subject to an Option may be purchased, determined in accordance with Section 7.3(b) of this Plan.

          (m)  "Participant" means an Eligible Employee, Non-employee Director or consultant to the Company designated by the Plan Administrator from time to time during the term of the Plan to receive one or more Awards under the Plan.

          (n)  "Performance Cycle" means the period of time as specified by the Plan Administrator over which Performance Units are to be earned.

          (o)  "Performance Shares" means an Award made pursuant to Section 9 that entitles a Participant to receive Shares based on the achievement of performance targets during a Performance Cycle.

          (p)  "Performance Units" means an Award made pursuant to Section 9 that entitles a Participant to receive cash, Shares or a combination thereof based on the achievement of performance targets during a Performance Cycle.

          (q)  "Plan Administrator" means the particular entity, whether the Plan Committee or Board, that is authorized to administer Incentive Stock Options or Non-Statutory Options to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

          (r)  "Plan Committee" means a committee consisting of at least two Non-employee Directors who are authorized by the Board hereunder to take actions in the administration of the Plan. No Member of the Plan Committee may be a person who (i) is a current employee of the Company, (ii) is a former employee who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the current Plan Year, (iii) is a former officer of the Company, or (iv) receives remuneration, directly or indirectly, in exchange for any goods or services, from the Company in any capacity other than director. The Plan Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the 1934 Act and Treasury Regulation ? 1.162-27(e)(3). Members of the Plan Committee shall: (i) be appointed from time to time by the Board and (ii) serve at the pleasure of the Board and may resign at any time upon written notice to the Board.

          (s)  "Plan Year" means each 12-month period beginning February 1 and ending the following January 31, except that for the first year of the Plan it shall begin on the Effective Date and extend to January 31 of the following year.

          (t)    "Predecessor Plan" shall mean the Company's Equity Incentive Plan as in effect prior to the adoption of the Plan.

          (u)  "Restricted Stock" means Stock granted under Section 8 that is subject to restrictions imposed pursuant to said Section.

          (v)  "Share" means a share of Stock.

          (w)  "Stock" means the common stock, $.01 par value, of the Company.

        2.2      Gender and Number.    Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

SECTION 3
PLAN ADMINISTRATION

        3.1      General.    The Plan shall be administered by the Board, which may from time to time delegate all or part of its authority under this Plan to a Plan Committee. If authorized by duly passed resolutions of the Board, the Plan Committee shall have sole and exclusive authority to administer the Incentive Stock Option grants and Non-Statutory Option grants with respect to Insiders. The Plan Committee may also, at the Board's discretion, administer Incentive Stock Options and Non-Statutory Stock Options to Non-Insiders.

        3.2      Plan Administrator's Authority.    References in this Plan to the Plan Administrator refer to the Board or, to the extent the Board delegates its administrative authority to the Plan Committee, to the Plan Committee. In accordance with the provisions of the Plan, the Plan Administrator shall, in its sole discretion, select Participants to whom Awards will be granted, the form of each Award, the amount of each Award and any other terms and conditions of each Award as the Plan Administrator may deem necessary or desirable and consistent with the terms of the Plan. The Plan Administrator shall determine the form or forms of the agreements which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Plan Administrator may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Plan Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem proper and in the best interest of the Company. No member of the Plan Administrator shall be liable for any action or determination made in good faith, and all members of the Plan Administrator shall, in addition to their rights as directors, be fully indemnified by the Company with respect to any such action, determination or interpretation. The determination, interpretations and other actions of the Plan Administrator pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

SECTION 4
SHARES SUBJECT TO THE PLAN

        4.1      Number of Shares.    2,950,000 Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Plan Administrator may from time to time deem necessary. The Shares may be divided among the various Plan components as the Plan Administrator shall determine.

        4.2      Unused and Forfeited Stock.    Any Shares that are subject to an Award under this Plan that are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Option that expires or is terminated for any reason, any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 16 of this Plan, shall automatically become available for use under the Plan. Notwithstanding the foregoing, with respect to any Shares withheld by the Company in satisfaction of withholding taxes incurred upon the exercise of Incentive Stock Options or as part of the purchase price of the Shares underlying such Incentive Stock Options, the number of Shares available for issuance under this Plan shall be reduced by the number of Shares so withheld.

        4.3      Adjustments for Stock Split, Stock Dividend, Etc.    If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Shares, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Shares, then in relation to the Shares that are affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the Shares as to which Awards may be granted under the Plan and (ii) the Shares then included in each outstanding Option or Performance Unit granted hereunder.

        4.4      Dividend Payable in Stock of Another Corporation, Etc.    If the Company shall at any time pay or make any dividend or other distribution upon the Shares payable in securities of another corporation or other property (except money or Shares), a proportionate part of such securities or other property shall be set aside and delivered to any Participant then holding an Award for the particular type of Shares for which the dividend or other distribution was made, upon exercise thereof in the case of Options, and the vesting thereof in the case of other Awards. Prior to the time that any such securities or other property are delivered to a Participant in accordance with the foregoing, the Company shall be the owner of such securities or other property and shall have the right to vote the securities, receive any dividends payable on such securities, and in all other respects shall be treated as the owner. If securities or other property which have been set aside by the Company in accordance with this Section 4.4 are not delivered to a Participant because an Award is not exercised or otherwise vested, then such securities or other property shall remain the property of the Company and shall be dealt with by the Company as it shall determine in its sole discretion.

        4.5      Other Changes in Shares.    In the event there shall be any change, other than as specified in Sections 4.3 and 4.4, in the number or kind of outstanding Shares of any stock or other securities into which the Shares shall be changed or for which it shall have been exchanged, and if the Plan Administrator shall in its discretion determine that such change equitably requires an adjustment in the number or kind of Shares subject to outstanding Awards or which have been reserved for issuance pursuant to the Plan but are not then subject to an Award, then such adjustments shall be made by the Plan Administrator and shall be effective for all purposes of the Plan and on each outstanding Award that involves the particular type of stock for which a change was effected.

        4.6      Rights to Subscribe.    If the Company shall at any time grant to the holders of its Shares rights to subscribe pro rata for additional Shares thereof or for any other securities of the Company or of any other corporation, there shall be reserved with respect to the Shares then subject to an Award held by any Participant of the particular class of Shares involved, the Shares or other securities which the Participant would have been entitled to subscribe for if immediately prior to such grant the Participant had exercised his entire Option, or otherwise vested in his entire Award. If, upon exercise of any such Option or the vesting of any other Award, the Participant subscribes for the additional Shares or other securities, the Participant shall pay to the Company the price that is payable by the Participant for such Shares or other securities.

        4.7      General Adjustment Rules.    If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, the Company shall, in lieu of selling or otherwise issuing such fractional Share, pay to the Participant a cash sum in an amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share would otherwise have been issued. In the case of any such substitution or adjustment affecting an Option, the total Option Price for the Shares then subject to an Option shall remain unchanged but the Option Price per Share under each such Option shall be equitably adjusted by the Plan Administrator to reflect the greater or lesser number of Shares or other securities into which the Shares subject to the Option may have been changed.

        4.8      Determination by the Plan Administrator.    Adjustments under this Section 4 shall be made by the Plan Administrator, whose determinations with regard thereto shall be final and binding upon all parties thereto.

        4.9      Individual Limitations on Awards.    The fair market value of Performance Units (other than Performance Shares) that may be granted pursuant to this 2000 Plan to any employee in any Plan Year shall not exceed $100,000, Subject to Section 4.3, no more than 100,000 Shares may be issued to any employee in any Plan Year as Performance Shares, and no Options may be issued pursuant to this Plan in any Plan Year to any employee for the purchase of more than 100,000 Shares.

        4.10     Treatment of Predecessor Plan.    This 2000 Plan shall serve as the successor to the Predecessor Plan, and no further Awards shall be made under the Predecessor Plan after the Effective Date. Each outstanding Award under Predecessor Plan shall continue to be governed solely by the terms of the documents evidencing such Award, and no provision of the 2000 Plan shall affect or otherwise modify the rights or obligations of the holder of such Award.

SECTION 5
PARTICIPATION

        Participants in the Plan shall be Non-employee Directors and those Eligible Employees or consultants who, in the judgment of the Plan Administrator, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Plan Administrator, and receipt of one such Award shall not result in automatic receipt of any other Award. Written notice shall be given to such person, specifying the terms, conditions, rights and duties related to each Award.

SECTION 6
REORGANIZATION OR LIQUIDATION

        In the event that the Company is merged or consolidated with another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding Shares), or if all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, business entity or person (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company), or in the case of a reorganization (other than a reorganization under the United States Bankruptcy Code) or liquidation of the Company, and if the provisions of Section 10 do not apply, the Plan Administrator, or the board of directors of any corporation assuming the obligations of the Company, shall have the power and discretion to prescribe the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder. By way of illustration, and not by way of limitation, the Plan Administrator or the board of directors of the corporation assuming the obligations of the Company may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Options (or the portion thereof that is currently exercisable) in cancellation thereof. The Plan Administrator or the board of directors of the corporation assuming the obligations of the Company may remove restrictions on Restricted Stock and may modify the performance requirements for any other Awards. The Plan Administrator may provide that Options or other Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. Any such determinations by the Plan Administrator or the board of directors of the corporation assuming the obligations of the Company may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. The provisions of this Section 6 shall not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction if such transaction does not materially affect the beneficial ownership of the Company's capital stock.

SECTION 7
STOCK OPTIONS

        7.1      Automatic Grant of Options.    Each Non-employee Director shall be automatically granted Non-Statutory Options to purchase 4,000 Shares effective as of February 1 of each year, which Options will become exercisable one year from the date of grant.

        7.2      Discretionary Grant of Options.    The Plan Committee may make discretionary grants of Options to Eligible Employees and consultants. The Plan Administrator in its sole discretion shall designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Option. Notwithstanding any other provision of the Plan, Non-employee Directors and consultants may only be awarded Non-Statutory Options, provided, however, that the Board must approve such Award and the interested Non-employee Director must abstain from voting on the Award. Eligible Employees may be awarded Non-Statutory Options, Incentive Stock Options, or both. The Plan Administrator may grant both an Incentive Stock Option and a Non-Statutory Option to the same employee at the same time (which Options may or may not be evidenced in the same agreement) or at different times. Incentive Stock Options and Non-Statutory Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

        7.3      An Option Agreement is Required for Each Award.    Each Option granted under the Plan shall be evidenced by a written stock option agreement which shall be entered into and signed by a representative of the Company and the Participant to whom the Option is granted (the "Option Holder"), and which agreement shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Plan Administrator may consider appropriate in each case.

          (a)  Number of Shares. Each stock option agreement shall state that it covers a specified number of Shares, as determined by the Plan Administrator. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value of the Shares relating to Incentive Stock Options exercisable for the first time in any one calendar year by any individual, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the time an Option is granted.

          (b)  Price. The price at which each Share covered by an Option may be purchased shall be determined in each case by the Plan Administrator and set forth in the stock option agreement. In no event shall the Option Price for each Share covered by an Option grant to an Eligible Employee be granted at any price less than the Fair Market Value of the Stock on the date the Option is granted. In addition, the Option Price for each Share covered by an Incentive Stock Option awarded to an Eligible Employee who then owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the date the Option is granted. The Option Price for each Share covered by a Non-Statutory Option awarded to a Non-employee Director, or a consultant may not be granted at a price less than the Fair Market Value of the Stock on the date of the grant, except in the case of an Option granted at no less than 85% of Fair Market Value if the Board determines in each case that such discount is in lieu of salary or cash bonus.

          (c)  Duration of Options. Each stock option agreement shall state the period of time, determined by the Plan Administrator, within which the Option may be exercised by the Option Holder (the "Option Period").

            (i)    The Option Period for Incentive Stock Options and Non-Statutory Stock Options, must expire not more than ten years from the date the Option is granted.

            (ii)  The Option Period of an Incentive Stock Option granted to an Eligible Employee who then owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must expire not more than five years from the date such an Option is granted.

          (d)  Vesting Options. Each stock option agreement shall also state the periods of time, if any, as determined by the Plan Administrator, when incremental portions of each Option shall vest.

          (e)  Termination of Employment, Death, Disability, Etc. Except as otherwise determined by the Plan Administrator, each stock option agreement shall provide as follows with respect to the exercise of the Option upon termination of the employment or the death of the Option Holder:

            (i)    Termination of Directorship of Non-Employee Directors.

              (A)  If a Non-employee Director's term as a director of the Company shall terminate for any reason other than death or disability, any Option held by the Option Holder, to the extent exercisable under the applicable stock option agreement shall remain exercisable after termination of his director status for a period of three months, but in no event beyond the Option Period.

              (B)  If a Non-employee Director's term as a director of the Company terminates because the Participant dies while, or within three months after, serving as a director, or is disabled within the meaning of Section 22(e)(3) of the Code, any Options then held by the Participant, to the extent then exercisable under the applicable stock option agreement(s), shall remain exercisable after the termination of his directorship for a period of twelve months, but in no event beyond the Option Period. If the Options are not exercised during the applicable period, they shall be deemed to have been forfeited and of no further force or effect.

            (ii)  Termination of Employment.

              (A)  If the employment of the Option Holder is terminated within the Option Period for cause, as determined by the Company, the Option shall thereafter be void for all purposes. As used in this subsection 7.3(e)(ii), "cause" shall mean a gross violation, as determined by the Board, of the Company's established policies and procedures. The effect of this subsection 7.3(e)(ii) shall be limited to determining the consequences of a termination, and nothing in this subsection 7.3(e)(ii) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any employee.

              (B)  If the Option Holder terminates his employment with the Company in a manner determined by the Board, in its sole discretion, to constitute retirement (which determination shall be communicated to the Option Holder within 10 days of such termination), the Option may be exercised by the Option Holder, or in the case of death, by the persons specified in subsection 7.3(e)(ii)(C), within three months following his or her retirement if the Option is an Incentive Stock Option or within twelve months following his or her retirement if the Option is a Non-Statutory Stock Option (provided in each case that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder's termination of employment.

              (C)  If the Option Holder dies, or if the Option Holder becomes disabled (within the meaning of Section 22(e)(3) of the Code, during the Option Period while still employed, the Option may, in the case of death, be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within twelve months following the Option Holder's death, but not thereafter (provided that such exercise must occur within the

      Option Period). In the case of disability, the Option may be exercised within twelve months following the Option Holder's disability, but not thereafter (provided that such exercise must occur within the Option Period). In any such case, the Option may be exercised only as to the number of Shares exercisable on or before the date of the Option Holder's death or disability (provided that such exercise must occur within the Option Period).

              (D)  If the employment of the Option Holder by the Company is terminated within the Option Period for any reason other than cause, retirement as provided in subsection 7.3(e)(ii)(B) above, disability or the Option Holder's death, the Option may be exercised by the Option Holder within three months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the number of Shares exercisable on or before the date of termination of employment.

          (f)    Transferability. Each stock option agreement shall provide that during the lifetime of the Option Holder, Incentive Stock Options shall be exercisable only by the Option Holder and Non-Statutory Options shall not be assignable or transferable except in the limited circumstances as set forth in Section 12 of this Plan.

          (g)  Exercise, Payments, Etc.

            (i)    Each stock option agreement shall provide that the method for exercising the Option granted therein shall be by delivery to the Secretary of the Company (the "Secretary") of written notice specifying the number of Shares with respect to which such Option is exercised and payment of the Option Price. Such notice shall be in a form satisfactory to the Plan Administrator and shall specify the particular Option (or portion thereof) that is being exercised and the number of Shares with respect to which the Option is being exercised. The exercise of the Option shall be deemed effective upon receipt of such notice by the Secretary and payment to the Company of the appropriate Option Price. The purchase of Shares shall take place at the principal offices of the Company upon delivery of such notice, at which time the Option Price shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below. A properly executed certificate or certificates representing the Shares shall be issued by the Company and delivered to the Option Holder as soon as practicable after payment of the Option Price.

            (ii)  The Option Price shall be paid by any of the following methods or any combination of the following methods:

              (A)  in cash;

              (B)  by cashier's check payable to the order of the Company;

              (C)  by delivery to the Company of certificates representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the Option Price for the Shares to be purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Option Holder for such minimum period of time as may be established from time to time by the Plan Administrator. For purposes of this Plan, the Fair Market Value of any Shares delivered in payment of the Option Price upon exercise of the Option shall be the Fair Market Value as of the exercise date and the exercise date shall be the day the delivery of the certificates for the Shares used as payment of the Option Price; or

              (D)  by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Shares or of a loan from the broker to the Option Holder necessary to pay the Option Price.

            (iii)  In the discretion of the Plan Administrator, the Company may provide a loan or guaranty a third-party loan obtained by a Participant to pay part or all of the Option Price of the Shares provided that such loan or the Company's guaranty is properly secured by the Shares.

          (h)  Withholding.

            (i)    Non-Statutory Options. Each stock option agreement covering Non-Statutory Options shall provide that, upon exercise of the Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by applicable federal and state income tax laws, including payment of such taxes through delivery of Shares or by withholding Shares to be issued upon the exercise of the Option, as provided in Section 16.

            (ii)  Incentive Stock Options. The Company will withhold FICA taxes to the extent, if any, required by applicable law upon the exercise of an Incentive Stock Option. In the event that a Participant makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of two years from the date on which the Incentive Stock Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Participant shall send written notice to the Secretary at the Company's principal office in Denver, Colorado of the date of such disposition, and any other information relating to such disposition as the Company may reasonably request. The Participant shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable federal and state income tax laws.

          (i)    Date of Grant. An Option shall be considered as having been granted on the date specified in the grant resolution of the Plan Administrator.

        7.4      No Rights as a Stockholder.    No Option Holder shall have any rights as a stockholder with respect to any Shares covered by an Option until the Option Holder becomes the holder of record of such Shares, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Shares, except as provided in herein.

SECTION 8
RESTRICTED STOCK AWARDS

        8.1      Awards Granted by the Plan Administrator.    Coincident with or following designation for participation in the Plan, an Eligible Employee may be granted one or more Awards of Restricted Stock consisting of Shares. The number of Shares granted as an Award of Restricted Stock shall be determined by the Plan Administrator.

        8.2      Restrictions.    A Participant's right to retain an Award of Restricted Stock granted to him under Section 8.1 shall be subject to such restrictions, including but not limited to his continuous employment by the Company for a three year period, or the attainment of specified performance goals and objectives for a minimum of a one year period, as may be established by the Plan Administrator with respect to such Award. The Plan Administrator may in its sole discretion require different periods of employment or different performance goals and objectives with respect to different Participants, to different Awards of Restricted Stock or to separate, designated portions of the Shares constituting an Award of Restricted Stock.

        8.3      Privileges of a Stockholder, Transferability.    A Participant shall have all voting, dividend, liquidation and other rights with respect to Stock in accordance with the terms of the Award of Restricted Stock upon his becoming the holder of record of such Restricted Stock; provided, however, that the Participant's right to sell, encumber or otherwise transfer such Restricted Stock shall be subject to the limitations of Section 12 hereof.

        8.4      Enforcement of Restrictions.    The Plan Administrator may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Section 8.2 and 8.3:

          (a)  Placing a legend on the stock certificates referring to the restrictions;

          (b)  Requiring the Participant to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

          (c)  Requiring that the stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

        8.5      Termination of Employment, Death, Disability, Etc.    In the event of the death or disability (within the meaning of Section 22(e)(3) of the Code) of a Participant, or the retirement of a Participant as provided in Section 7.3(e)(ii), all employment period and other restrictions applicable to Awards of Restricted Stock then held by him shall lapse, and such awards shall become fully nonforfeitable. Subject to Sections 6 and 10, in the event of a Participant's termination of employment for any other reason, any Award of Restricted Stock as to which the employment period or other restrictions have not been satisfied shall be forfeited.

SECTION 9
PERFORMANCE UNITS

        9.1      Performance Related Awards.    Coincident with or following designation for participation in the Plan, a Participant may be granted Performance Units.

        9.2      Amount of Award.    The Plan Administrator shall establish a maximum amount of a Participant's Award, which amount shall be denominated in Shares or in dollars.

        9.3      Communication of Award.    Written notice of the maximum amount of a Participant's Award and the Performance Cycle determined by the Plan Administrator shall be given to a Participant as soon as practicable after grant of the Award by the Plan Administrator.

        9.4      Amount of Award Payable.    The Plan Committee shall establish maximum and minimum performance targets to be achieved during the applicable Performance Cycle. Performance targets established by the Plan Committee shall relate to corporate, group, unit or individual performance and may be established in terms of earnings, growth in earnings, ratios of earnings to equity or assets. The Plan Committee shall establish the method for computing the amount of an Award payable to a Participant upon satisfaction of each of the performance targets, and shall designate the Participants who are eligible for such Awards, within 90 days after the commencement of the Performance Cycle to which the Awards relate or, if earlier, before 25 percent of such Performance Cycle has elapsed. Multiple performance targets may be used and the components of multiple performance targets may be given the same or different weight in determining the amount of an Award earned, and may relate to absolute performance or relative performance measured against other groups, units, individuals or entities. Each performance target, and the methods for computing the amount of an Award to which an employee shall be entitled as a result of the achievement of one or more performance targets, shall be stated in terms of an objective formula or standard. Achievement of the maximum performance target shall entitle the Participant to payment (subject to Section 9.5) at the full or maximum amount specified with respect to the Award; provided, however, that notwithstanding any other provisions of this Plan, in the case of an Award of Performance Units, the Plan Administrator in its discretion may establish an upper limit on the amount payable (whether in cash or Shares) as a result of the achievement of the maximum performance target. The Plan Committee may also establish that a portion of a full or maximum amount of a Participant's Award will be paid (subject to Section 9.5) for performance that exceeds the minimum performance target but falls below the maximum performance target applicable to such Award.

        9.5      Adjustments.    At any time prior to payment of an Award of Performance Units, the Plan Committee may adjust previously established performance targets or other terms and conditions to reflect events such as changes in laws, regulations, or accounting practice, or mergers, acquisitions or divestitures, or such other events as the Plan Administrator deems appropriate, in its sole discretion, provided that the Plan Committee may not, at any time after 90 days have elapsed from the commencement of the Performance Cycle to which the Award relates, or, if earlier, after 25 percent of the Performance Cycle to which the Award relates has elapsed, increase the amount of any Award payable that would otherwise be due upon attainment of one or more performance targets.

        9.6      Payments of Awards.    Following the conclusion of each Performance Cycle, the Plan Committee shall determine the extent to which performance targets have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Cycle. The Plan Administrator shall certify what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Shares or some combination. Payment shall be made in a lump sum or installments, as determined by the Plan Committee, commencing as promptly as practicable following the end of the applicable Performance Cycle, subject to such terms and conditions and in such form as may be prescribed by the Plan Committee.

        9.7      Termination of Employment.    If a Participant ceases to be a employee before the end of a Performance Cycle by reason of his death, permanent disability or retirement as provided in Section 7.3(e)(ii), the Performance Cycle for such Participant for the purpose of determining the amount of the Award payable shall end at the end of the calendar quarter immediately preceding the date on which such Participant ceased to be an employee. The amount of an Award payable to a Participant to whom the preceding sentence is applicable shall be paid at the end of the Performance Cycle and shall be that fraction of the Award computed pursuant to the preceding sentence, the numerator of which is the number of calendar quarters during the Performance Cycle during all of which said Participant was an employee and the denominator of which is the number of full calendar quarters in the Performance Cycle. Upon any other termination of employment of a Participant during a Performance Cycle, participation in the Plan shall cease and all outstanding Awards of Performance Units to such Participant shall be canceled.

SECTION 10
CHANGE IN CONTROL

        10.1     Options, Restricted Stock.    In the event of a change in control of the Company as defined in Section 10.3, the Board may, in its sole discretion, without obtaining stockholder approval, to the extent permitted in Section 15, take any or all of the following actions: (a) accelerate the exercise dates of any outstanding Options or make all such Options fully vested and exercisable; (b) grant a cash bonus award to any Option Holder in an amount necessary to pay the Option Price of all or any portion of the Options then held by such Option Holder; (c) pay cash to any or all Option Holders in exchange for the cancellation of their outstanding Options in an amount equal to the difference between the Option Price of such Options and the greater of the price offered by a third party for the Common Stock or the Fair Market Value of the Shares on the date of the cancellation of the Options; (d) make any other adjustments or amendments to the outstanding Options; and (e) eliminate all restrictions with respect to Restricted Stock and deliver Shares free of restrictive legends to any Participant.

        10.2     Performance Units.    Under the circumstances described in Section 10.1, the Board may, in its sole discretion, and without obtaining stockholder approval, to the extent permitted in Section 15, provide for payment of outstanding Performance Units at the maximum award level or any percentage thereof.

        10.3     Definition.    For purposes of the Plan, a "change in control" shall be deemed to have occurred if (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act), other than William J. Pearse, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 33?% of the then outstanding voting stock of the Company; or (b) at any time during any period of three consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

SECTION 11
RIGHTS OF EMPLOYEES AND OTHER PARTICIPANTS

        Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence or absence due to military or government service shall constitute a termination of employment shall be determined by the Plan Administrator at the relevant time.

SECTION 12
TRANSFERABILITY

        During the lifetime of the Option Holder, Incentive Stock Options shall be exercisable only by the Option Holder and shall not be assignable or transferable; provided, however, that in the event of the Option Holder's death, any Option may be exercised by the personal representative of the Option Holder's estate, or by the person(s) to whom the option is transferred pursuant to the Option Holder's will or in accordance with the laws of descent and distribution. Upon the prior written consent of the Board and subject to any conditions associated with such consent, a Non-Statutory Option may be assigned in whole or in part during the Option Holder's lifetime to one or more members of the Option Holder's immediate family or to a trust established exclusively for one or more such family members. In addition, the Board, in its sole discretion, may allow a Non-Statutory Option to be assigned in other circumstances deemed appropriate. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Board may deem appropriate.

SECTION 13
GENERAL RESTRICTIONS

        13.1     Investment Representations.    The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Shares under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Shares subject to the Option or the Award for his own account for investment and not with any present intention of selling or otherwise distributing the same and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Shares.

        13.2     Compliance with Securities Laws.    Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Plan Administrator. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

        13.3     Stock Restriction Agreement.    The Plan Administrator may provide that Shares issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such Shares or a right or obligation to repurchase all or a portion of such Shares, which restrictions may survive a Participant's term of employment with the Company. The acceleration of time or times at which an Option becomes exercisable may be conditioned upon the Participant's agreement to such restrictions.

SECTION 14
OTHER EMPLOYEE BENEFITS

        The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant or vesting of any other Award shall not constitute "earnings" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, stock purchase, life insurance or salary continuation plan.

SECTION 15
PLAN AMENDMENT, MODIFICATION AND TERMINATION BY THE BOARD

        15.1     Board's Exclusive Authority to Terminate, Amend or Modify Plan.    The Board shall have complete and exclusive authority to terminate the Plan. The Board shall also have complete and exclusive authority from time-to-time to amend or modify the Plan to the extent that the Board determines that such modification or amendment would not have a material adverse effect on the stockholders or option holders, provide, however, that stockholder approval shall be required if (i) the Board determines that the modification or amendment would have a material adverse effect (ii) stockholder approval of such amendments or modifications is required under applicable law, or (iii) if the Company, on the advice of its counsel, determines that stockholder approval is otherwise necessary or desirable. No amendment, modification or termination of the Plan shall in any manner adversely affect any Awards theretofore granted under the Plan, without the consent of the Participant holding such Awards.

        15.2     Options in Excess of the Number of Available Shares.    Options in excess of the number of Shares then available for issuance may be granted under this Plan, provided, however, that any excess Shares actually issued under this Plan shall be held in escrow until the action that is necessary to approve a sufficient increase in the number of Shares available for issuance under the Plan is taken. If such further action is not obtained within 12 months after the date the first such excess grants are made, then: (i) any unexercised Options granted on the basis of such excess Shares shall terminate and cease to be outstanding and (ii) the Company shall promptly refund to the Option Holders the Option Price paid for any excess Options that were exercised or issued under the Plan and held in escrow, together with interest on the

Option Price that was held in escrow, and any such Options and Shares shall thereupon be automatically canceled and cease to be outstanding.

SECTION 16
WITHHOLDING

        16.1     Withholding Requirement.    The Company's obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

        16.2     Withholding With Stock.    The Board may, in its discretion, provide any or all holders of Non-Statutory Options with the right to use Shares in satisfaction of all or part of the taxes incurred by such holders in connection with the exercise of such Options. Such right may be provided to any such holder in either or both of the following formats:

          (a)  The election to have the Company withhold, from the Shares otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those Shares with an aggregate Fair Market Value less than or equal to the amount of taxes due as designated by such holder; or

          (b)  The election to deliver to the Company, at the time the Non-Statutory Option is exercised, one or more Shares previously acquired by such holder with an aggregate Fair Market Value less than or equal to the amount of taxes due as designated by such holder.

SECTION 17
BROKERAGE ARRANGEMENTS

        The Plan Administrator may, in its discretion, enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of Shares acquired upon exercise of Options, including, without limitation, arrangements for the simultaneous exercise of Options and sale of the Shares acquired upon such exercise.

SECTION 18
NONEXCLUSIVITY OF THE PLAN

        Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any affiliated Corporation now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

SECTION 19
REQUIREMENTS OF LAW

        19.1     Requirements of Law.    The issuance of Shares and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

        19.2     Federal Securities Law Requirements.    If a Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3 of the 1934 Act, or any successor rule promulgated under the 1934 Act, to qualify the Award for any exception from the provisions of Section 16(b) of the 1934 Act available under that Rule. Such conditions are hereby incorporated herein by reference and shall be set forth in the agreement with the Participant which describes the Award.

        19.3     Conflicts.    If the terms of a particular stock option agreement that evidences an Award conflict with the terms of the Plan, the terms of the Plan will control and such Participant will be subject to the terms and conditions of the Plan.

        19.4     Governing Law.    The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware, except to the extent otherwise provided for in any option agreement issued pursuant to the Plan.

SECTION 20
DURATION OF THE PLAN

        The Plan shall be effective on the Effective Date, provided that any Options or Shares that may be issued under the Plan prior to shareholder approval will be issued subject to the approval of the Company's shareholders. The Plan shall terminate at such time as may be determined by the Board, and no Award shall be granted after such termination. If not sooner terminated under the preceding sentence, the Plan shall fully cease and expire at midnight of the day that is ten years from the Effective Date. Awards outstanding at the time of the Plan termination may continue to be exercised or earned in accordance with their terms.

ULTIMATE ELECTRONICS, INC.
Annual Meeting of Stockholders
June 18, 2002
8:30 a.m.
Ultimate Electronics, Inc.
321 West 84th Avenue, Suite A
Thornton, Colorado 80260

Ultimate Electronics, Inc. 321 West 84th Avenue, Suite A, Thornton, Colorado 80260	Proxy

This proxy is being solicited by the Board of Directors for use at the Annual Meeting to be held at 8:30 a.m., Mountain Daylight Time, on June 18, 2002, at the Company's corporate office.

The shares of stock you hold in your account will be voted as you specify below.

If no choice is specified, the proxy will be voted "FOR" Proposals One, Two, Three and Four.

By signing the proxy, you revoke all prior proxies and appoint William J. Pearse, J. Edward McEntire, and Alan E. Kessock, or any of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters that may come before the Annual Meeting and all adjournments or postponements thereof, with all powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said proxy.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

SEE REVERSE SIDE FOR THE PROPOSALS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

See Reverse Side—Continued and to be Signed on Reverse Side

Please detach here

The Board of Directors Recommends a Vote "FOR" Proposals One, Two, Three and Four.

1.	Election of Directors:	01 David J. Workman 02 Robert W. Beale 03 Larry D. Strutton	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Amendment of the Amended and Restated 2000 Equity Incentive Plan	☐	For	☐	Against	☐	Abstain
3.	Ratification of appointment of Ernst & Young LLP as independent auditors:	☐	For	☐	Against	☐	Abstain
4.	Such other business as may properly come before the meeting or any postponement or adjournment thereof.	☐	For	☐	Against	☐	Abstain
MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW ☐	Dated:	, 2002

Signature(s) in Box (if there are co-owners both must sign)

This proxy should be dated and signed by the stockholder or his attorney authorized in writing or in any other manner permitted by law. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or authorized officer. If a partnership, please sign in partnership name by an authorized person.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 18, 2002
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS JUNE 18, 2002
GENERAL INFORMATION
PROPOSAL 1—ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in the Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
EQUITY COMPENSATION PLAN INFORMATION
PRINCIPAL STOCKHOLDERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 2—AMENDMENT OF THE AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN
NEW PLAN BENEFITS/PARTICIPATION
PROPOSAL 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
OTHER MATTERS
ULTIMATE ELECTRONICS, INC. AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN (As Amended and Restated at May 9, 2002 Subject to Stockholder Approval)